SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                    September 29, 1998 (September 21, 1998)


                            THERMOENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


        Tennessee                         333-21613                71-00659511
(State or other jurisdiction)      (Commission file number)      (IRS Employer
    of incorporation                                         Identification No.)


              323 Center Street, Suite 1300, Little Rock, Arkansas 72201
                    (Address of principal executive offices)   (Zip code)


      Registrant's telephone number, including area code: (501) 376 - 6477

Item 8.          Change in Fiscal Year.

     On September 21, 1998, registrant changed its fiscal year from that used in its most recent filing with the Commission. The new fiscal year end is December
31. The transition report covering the period October 1, 1998, to December 31, 1998, will be filed on Form 10-Q.

                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THERMOENERGY CORPORATION

                                                  By:  /s/ P.L. Montesi
                                                     ---------------------------
Date:  September 29, 1998                            P.L. Montesi, President